UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2008

SEMPRA ENERGY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 ASH STREET

SAN DIEGO, CALIFORNIA 92101

(Address of principal executive offices)

Registrant’s telephone number, including area code: (619) 696-2034

None.

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 20, 2008, Sempra Energy (the “Company”) closed the public offering and sale of $250,000,000 aggregate principal amount of its 8.90% Notes due 2013 (the “2013 Notes”) and $500,000,000 aggregate principal amount of its 9.80% Notes due 2019 (the “2019 Notes,” and together with the 2013 Notes, the “Notes”). Proceeds to the Company (after deducting underwriting discounts but before other expenses estimated at approximately $250,000) for the 2013 Notes and the 2019 Notes are 99.008% and 98.902%, respectively, of principal amount. The sale of the Notes was registered under the Company’s Registration Statement on Form S-3, as amended (Registration No. 333-103588). The 2013 Notes will mature on November 15, 2013 and the 2019 Notes will mature on February 15, 2019. Interest on the 2013 Notes accrues from November 20, 2008 and is payable on May 15 and November 15 of each year, beginning on May 15, 2009. Interest on the 2019 Notes accrues from November 20, 2008 and is payable on February 15 and August 15 of each year, beginning on February 15, 2009. The Notes will be redeemable prior to maturity, at the Company’s option, at the redemption prices and under the circumstances described in the relevant form of Note, which forms are attached hereto in Exhibit 4.1. Further information regarding the sale of the Notes is contained in the underwriting agreement and pricing agreement, which are attached hereto as Exhibits 1.1 and 1.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 17, 2008, between Sempra Energy and the several underwriters named therein.

1.2	Pricing Agreement, dated November 17, 2008, between Sempra Energy and the several underwriters named therein.

4.1	Officers’ Certificate of the Company, including the form of 8.90% Note due 2013 and the form of 9.80% Note due 2019.

5.1	Opinion of Gary W. Kyle, Esq.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Gary W. Kyle, Esq. (contained in the opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY

Date: November 20, 2008

By:	/s/ Charles McMonagle
Name: Charles McMonagle
Title: Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 17, 2008, between Sempra Energy and the several underwriters named therein.

1.2	Pricing Agreement, dated November 17, 2008, between Sempra Energy and the several underwriters named therein.

4.1	Officers’ Certificate of the Company, including the form of 8.90% Note due 2013 and the form of 9.80% Note due 2019.

5.1	Opinion of Gary W. Kyle, Esq.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Gary W. Kyle, Esq. (contained in the opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).